Exhibit 4.2

Execution Version

ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Amended and Restated Investors’ Rights Agreement (the “Agreement”) is made as of May 17, 2022, by and among Astera Labs, Inc., a Delaware corporation (the “Company”), and the investors listed on Exhibit A hereto, each of which is herein referred to as an “Investor” and collectively as the “Investors”.

R E C I T A L S

A. The Company and certain of the Investors are parties to that certain Series D Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement”); and

B. In order to induce certain of the Investors to purchase Series D Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”), and invest funds in the Company pursuant to the Purchase Agreement, the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock, par value $0.0001 per share (the “Common Stock”), issued or issuable to them and certain other matters as set forth herein.

C. The undersigned Investors, together with the Company, constitute the necessary written consent pursuant to Section 3.6 of that certain Investors’ Rights Agreement dated as of August 24, 2021 (the “Prior Agreement”), to amend and restate in its entirety the Prior Agreement.

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Registration Rights. The Company covenants and agrees as follows:

1.1 Definitions. For purposes of this Agreement:

(a) The term “Act” means the Securities Act of 1933, as amended.

(b) The term “Affiliate” means, with respect to any specified person, any other person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified person, including, without limitation, any general partner, officer, director or manager of such person and any venture capital fund or other investment fund now or hereafter existing that is controlled by one or more general partners or managing members of, or is under common investment management with, or shares the same investment adviser with, such person.

(c) The term “Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(d) The term “Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

(e) The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.11 hereof.

(f) The term “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock under the Act.

(g) The term “1934 Act” means the Securities Exchange Act of 1934, as amended.

(h) The term “Preferred Directors” shall mean any of the Series A Directors or the Series B Director.

(i) The term “Preferred Stock” shall mean, collectively, the Series A Preferred Stock, the Series A-1 Preferred Stock, the Series B Preferred Stock, the Series B-1 Preferred Stock, the Series C Preferred Stock, and the Series D Preferred Stock.

(j) The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

(k) The term “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock; (ii) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Investors on or after the date hereof; and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in clauses (i) and (ii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned. In addition, the number of shares of Registrable Securities outstanding shall equal the aggregate of the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

(l) The term “Restated Certificate” shall mean the Company’s Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time.

(m) The term “Rule 144” shall mean Rule 144 under the Act.

(n) The term “Rule 405” shall mean Rule 405 under the Act.

(o) The term “SEC” shall mean the Securities and Exchange Commission.

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(p) The term “Series A Directors” shall mean any directors of the Company that the holders of record of the Series A Preferred Stock are entitled to elect pursuant to the Company’s Restated Certificate.

(q) The term “Series B Director” shall mean the director of the Company that the holders of record of the Series B Preferred Stock are entitled to elect pursuant to the Company’s Restated Certificate.

(r) The term “Series A Preferred Stock” shall mean shares of the Company’s Series A Preferred Stock, par value $0.0001 per share.

(s) The term “Series A-1 Preferred Stock” shall mean shares of the Company’s Series A-1 Preferred Stock, par value $0.0001 per share.

(t) The term “Series B Preferred Stock” shall mean shares of the Company’s Series B Preferred Stock, par value $0.0001 per share.

(u) The term “Series B-1 Preferred Stock” shall mean shares of the Company’s Series B-1 Preferred Stock, par value $0.0001 per share.

(v) The term “Series C Preferred Stock” shall mean shares of the Company’s Series C Preferred Stock, par value $0.0001 per share.

1.2 Request for Registration.

(a) Subject to the conditions of this Section 1.2, if the Company shall receive at any time after the earlier of (i) five (5) years after the date of this Agreement or (ii) six (6) months after the effective date of the Initial Offering, a written request (the “Request”) from (A) in the case of the first registration to be effected pursuant to this Section 1.2, the Holders of a majority of the Registrable Securities then outstanding (for purposes of this Section 1.2(a)(A), the “Initiating Holders”) that the Company file a registration statement under the Act covering the registration of at least thirty percent (30%) of the Registrable Securities (or any lesser percentage if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $20,000,000), or (B) in the case of any permitted subsequent request following the first registration effected pursuant to this Section 1.2, the Holders of thirty percent (30%) or more of the Registrable Securities then outstanding (for purposes of this Section 1.2(a)(B), the “Initiating Holders”) that the Company file a registration statement under the Act covering the registration of at least twenty percent (20%) of the Registrable Securities (or any lesser percentage if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $5,000,000), then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 1.2, use commercially reasonable efforts to effect, as soon as practicable, the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company’s notice pursuant to the following sentence, subject to the limitations set forth herein. Within ten (10) days of the date the Request is given, the Company shall provide written notice of such Request to all Holders of Registrable Securities.

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(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2, and the Company shall include such information in the written notice referred to in Section 1.2(a). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to those Initiating Holders holding a majority of the Registrable Securities held by all Initiating Holders). Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company that marketing factors require a limitation on the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities pro rata based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). In no event shall any Registrable Securities be excluded from such underwriting unless all other securities are first excluded. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c) Notwithstanding the foregoing, the Company shall not be required to effect a registration pursuant to this Section 1.2:

(i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act; or

(ii) after the Company has effected two (2) registrations pursuant to this Section 1.2, and such registrations have been declared or ordered effective; or

(iii) during the period starting with the date ninety (90) days prior to the Company’s good faith estimate of the date of the filing of and ending on a date one hundred eighty (180) days following the effective date of a Company-initiated registration subject to Section 1.3 below, provided that the Company is actively employing commercially reasonable efforts to cause such registration statement to become effective; or

(iv) if the Initiating Holders propose to dispose of Registrable Securities that may be registered on Form S-3 pursuant to Section 1.4 hereof; or

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(v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board of Directors of the Company (“Board of Directors”) stating that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Act or 1934 Act, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, provided that such right shall be exercised by the Company not more than once in any twelve (12) month period, and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered).

1.3 Company Registration.

(a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities (other than (i) a registration relating to a demand pursuant to Section 1.2 or (ii) a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.3(c), use commercially reasonable efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder requests to be registered.

(b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration and shall promptly notify any Holder that has elected to include securities in such registration of such termination or withdrawal. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1.7 hereof.

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(c) Underwriting Requirements. If the registration statement of which the Company gives notice under this Section 1.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with such underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their reasonable discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters and the Company determine in their sole discretion will not jeopardize the success of the offering. In no event shall any Registrable Securities be excluded from such offering unless all other stockholders’ securities have been first excluded. In the event that the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated pro rata among the selling Holders in proportion (as nearly as practicable) to the number of Registrable Securities held by all selling Holders or in such other proportions as shall mutually be agreed to by all such selling Holders. Notwithstanding the foregoing, in no event shall the amount of securities of the selling Holders included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such offering, unless such offering is the Initial Offering, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the preceding sentence concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a venture capital fund, partnership or corporation, the affiliated venture capital funds, partners, members, retired partners and stockholders of such Holder, or the estates and family members of any such partners, members and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

1.4 Form S-3 Registration. In case the Company shall receive from any of the Holders of Registrable Securities (for purposes of this Section 1.4, the “S-3 Initiating Holders”) a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

(a) within ten (10) days after such request is given, give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) use commercially reasonable efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4:

(i) if Form S-3 is not available for such offering by the Holders;

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(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $2,000,000;

(iii) if the Company shall furnish to all Holders requesting a registration statement pursuant to this Section 1.4 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board of Directors stating that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Act or 1934 Act, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the S-3 Initiating Holders, provided that such right shall be exercised by the Company not more than once in any twelve (12) month period;

(iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 pursuant to this Section 1.4;

(v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance;

(vi) if the Company, within thirty (30) days of receipt of the request of such S-3 Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the SEC within one hundred twenty (120) days of receipt of such request (other than a registration effected solely to qualify an employee benefit plan or to effect a business combination pursuant to Rule 145), provided that the Company is actively employing in good faith its commercially reasonable efforts to cause such registration statement to become effective; or

(vii) during the period starting with the date thirty (30) days prior to the Company’s good faith estimate of the date of the filing of and ending on a date ninety (90) days following the effective date of a Company-initiated registration subject to Section 1.3 above, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective.

(c) If the S-3 Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.4 and the Company shall include such information in the written notice referred to in Section 1.4(a). The provisions of Section 1.2(b) shall be applicable to such request (with the substitution of Section 1.4 for references to Section 1.2).

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(d) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable, and in any event within forty-five (45) days after receipt of the request or requests of the S-3 Initiating Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as requests for registration effected pursuant to Section 1.2.

1.5 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall use commercially reasonable efforts to:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to ninety (90) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed; provided, that such ninety (90) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration;

(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

(c) furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus and any Free Writing Prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d) register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

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(f) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus or Free Writing Prospectus (to the extent prepared by or on behalf of the Company) relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such Holder, the Company will, as soon as reasonably practicable, file and furnish to all such Holders a supplement or amendment to such prospectus or Free Writing Prospectus (to the extent prepared by or on behalf of the Company) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(g) cause all such Registrable Securities registered pursuant to this Section 1 to be listed on a national exchange or trading system and on each securities exchange and trading system on which similar securities issued by the Company are then listed; and

(h) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed.

(j) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

Notwithstanding the provisions of this Section 1, the Company shall be entitled to postpone or suspend, for a reasonable period of time, the filing, effectiveness or use of, or trading under, any registration statement if the Company shall determine that any such filing or the sale of any securities pursuant to such registration statement would in the good faith judgment of the Board of Directors:

(i) materially impede, delay or interfere with any material pending or proposed financing, acquisition, corporate reorganization or other similar transaction involving the Company for which the Board of Directors has authorized negotiations;

(ii) materially and adversely impair the consummation of any pending or proposed material offering or sale of any class of securities by the Company; or

(iii) require disclosure of material nonpublic information that, if disclosed at such time, would be materially harmful to the interests of the Company and its stockholders; provided, however, that during any such period all executive officers and directors of the Company are also prohibited from selling securities of the Company (or any security of any of the Company’s subsidiaries or affiliates).

In the event of the suspension of effectiveness of any registration statement pursuant to this Section 1.5, the applicable time period during which such registration statement is to remain effective shall be extended by that number of days equal to the number of days the effectiveness of such registration statement was suspended.

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1.6 Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities.

1.7 Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2, 1.3 and 1.4, including, without limitation, all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders (not to exceed $25,000) shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or Section 1.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless, in the case of a registration requested under Section 1.2, the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2 and provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2 and 1.4.

1.8 Reserved.

1.9 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, managers, officers, directors and stockholders of each Holder, legal counsel, accountants and investment advisers for each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several), cost and expenses (including any amounts paid in any settlement effected with the Company’s consent) to which they may become subject under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus, final prospectus, or Free Writing Prospectus contained therein or any amendments or supplements thereto, any issuer information (as defined in Rule 433 of the Act) filed or required to be filed pursuant to Rule 433(d) under the Act or any other document incident to such registration prepared by or on behalf of the Company or used or referred to by

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the Company, (ii) the omission or alleged omission to state in such registration statement a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, and the Company will reimburse each such Holder, underwriter, controlling person or other aforementioned person promptly upon demand, for any legal or other expenses reasonably incurred by them in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability, proceeding or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection l.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, proceeding or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, controlling person or other aforementioned person.

(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors or officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, legal counsel and accountants for the Company, any underwriter (as defined in the Act), any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in strict conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this subsection l.9(b) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability, proceeding or action as such expenses are incurred; provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus at the time the registration statement becomes effective or in the final prospectus, such indemnity agreement shall not inure to the benefit of (i) the Company and (ii) any underwriter, if a copy of the final prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Act; provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; provided, however that the indemnity agreement contained in this subsection l.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, proceeding or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), and provided that in no event shall any indemnity or contribution under this subsection l.9(b) exceed the net proceeds from the offering received by such Holder.

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(c) Promptly after receipt by an indemnified party under this Section 1.9 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) for which a party may be entitled to indemnification, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, promptly deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one (1) separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions under this Section 1.9 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed counsel in accordance with the provision of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action and within 15 days after written notice of the indemnified party’s intention to employ separate counsel pursuant to the previous sentence, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 1.9 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

(d) If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that (i) no contribution by any Holder, when combined with any amounts paid by such Holder pursuant to Section 1.9(b), shall exceed the net proceeds from the offering received by such Holder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 1.9(d), when combined with the amounts paid or

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payable by such Holder pursuant to Section 1.9(b), exceed the net proceeds from the offering received by such Holder. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1 and otherwise.

1.10 Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep publicly available to the Holders pursuant to Rule 144, such information as is necessary to enable the Holders to make sales of Registrable Securities pursuant to Rule 144, at all times after the effective date of the Initial Offering;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act (at any time after the Company has become subject to such reporting requirements); and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for its Initial Offering), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to avail any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the 1934 Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

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1.11 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of all or any part of its Registrable Securities, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Section 1.13 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

1.12 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Investor Consent (as defined below), enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include any of such securities in any registration filed under Section 1.2, Section 1.3 or Section 1.4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of their securities.

1.13 “Market Stand-Off” Agreement.

(a) Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s Initial Offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (the “Stand-Off Period”) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock held immediately prior to the effectiveness of the Registration Statement for the Initial Offering, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 1.13 shall apply only to the Company’s Initial Offering, and shall only be applicable to the Holders if all officers, directors and greater than one percent (1%) stockholders of the Company enter into similar agreements. The underwriters in connection with the Company’s Initial Offering are intended third-party beneficiaries of this Section 1.13 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the Company’s Initial Offering that are consistent with this Section 1.13 or that are necessary to give further effect thereto. In the event that the Company or the managing underwriter waives or terminates any of the restrictions contained in this Section 1.13 or in a lock-up agreement with respect to the securities of any Holder, officer, director or greater than one-percent stockholder (in any such case, the “Released Securities”), the restrictions contained in this Section 1.13 and in any lock-up agreements executed by the Holders shall be waived or terminated, as applicable, to the same extent and with respect to the same percentage of securities of each Holder as the percentage of Released Securities represent with respect to the securities held by the applicable Holder, officer, director or greater than one-percent stockholder. The obligations described in this Section 1.13 shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of the Stand-Off Period.

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(b) Each Holder agrees that a legend reading substantially as follows shall be placed on all certificates representing all Registrable Securities of each Holder (and the shares or securities of every other person subject to the restriction contained in this Section 1.13):

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(c) The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 1. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Act covering the proposed transaction or, following the Initial Offering, the transfer is made pursuant to Rule 144, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with Rule 144 or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that, other than in connection with a transaction in compliance with Rule 144 following the Initial Offering, each transferee agrees in writing to be subject to the terms of this 1.13(c). Each certificate or instrument evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144 or pursuant to an effective registration statement, the appropriate restrictive legend set forth in Section 1.13(b), except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Act.

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1.14 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (a) five (5) years following the consummation of the Initial Offering or (b) as to any Holder, the date after the Initial Offering on which such Holder can sell all shares held by it under Rule 144 without any limitation on volume of sales.

2. Covenants of the Company.

2.1 Delivery of Financial Statements.

(a) Each Investor shall have the right to receive, upon request:

(i) within 180 days after the end of fiscal year 2021 and within 120 days after the end of each fiscal year of the Company thereafter, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholders’ equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and audited and certified by independent public accountants of nationally recognized standing selected by the Board of Directors and accompanied by an opinion of such firm which opinion shall state that such balance sheet and statements of income and cash flow have been prepared in accordance with GAAP applied on a basis consistent with that of the preceding fiscal year, and present fairly and accurately the financial position of the Company as of their date, and that the audit by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards;

(ii) for each of the first three (3) fiscal quarters of each fiscal year of the Company, within forty-five (45) days after the end of each such fiscal quarter, an unaudited income statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (x) be subject to normal year-end audit adjustments and (y) not contain all notes thereto that may be required in accordance with GAAP), as well as a current capitalization table for the Company; and

(iii) at least 30 days prior to the beginning of each fiscal year (or such later date as shall be approved by the Board of Directors including the vote of at least one Series A Director and the Series B Director), a copy of the annual budget for the Company, as established by management in consultation with the Board of Directors (and approved by the affirmative vote of at least one Series A Director and the Series B Director, as set forth in the Restated Certificate).

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2.2 Inspection. The Company shall permit each Investor holding at least 3,000,000 shares of Preferred Stock (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof) (a “Major Investor”), at such Major Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be reasonably requested by the Major Investor and convenient to the Company; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information that (x) it deems in good faith to be a trade secret or similar confidential information (y) the disclosure of which would cause the termination of the attorney-client privilege between the Company and its counsel or (z) to any person determined by the Board of Directors to be a competitor of the Company. For the purposes of determining an Investor’s rights in accordance with this Section 2.2, the Registrable Securities of those Investors identified as Group A Investors on the signature pages hereto shall be aggregated together (the “Group A Investors”), the Registrable Securities of those Investors identified as Group B Investors on the signature pages hereto shall be aggregated together (the “Group B Investors”), and the Registrable Securities of Sutter Hill Ventures, a California Limited Partnership (“SHV”), and its Affiliates shall be aggregated together. For the purposes of exercising their rights as Major Investors, each of the Group A Investors and the Group B Investors shall appoint one (1) representative, who shall have authority to exercise such rights on behalf of each group of Investors. The representative for the Group A Investors shall initially be Manuel Alba. A majority in interest of the Group A Investors and Group B Investors, respectively, may appoint a new representative for such Group upon not less than ten (10) days’ written notice to the Company.

2.3 Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 2.3 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Section 2.3; (iii) to any existing or prospective Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

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2.4 Right of First Offer. Subject to the terms and conditions specified in this Section 2.4, the Company hereby grants to each Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For the purposes of this Section 2.4, the term “Investor” includes any general partner and Affiliates of an Investor and transferee of an Investor. An Investor shall be entitled to apportion the right of first offer hereby granted it among itself, its partners and its Affiliates in such proportions as it deems appropriate. Each time the Company proposes to offer any shares of its capital stock (including, without limitation, any such shares or securities issued in connection with debt securities), or debt or equity securities convertible into or exchangeable or exercisable for any shares of such capital stock (“Shares”), the Company shall first make an offering of such Shares to each Investor in accordance with the following provisions:

(a) The Company shall deliver a notice in accordance with Section 3.5 (“Notice”) to each Investor stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered and (iii) the price and terms upon which it proposes to offer such Shares.

(b) By written notification received by the Company within twenty (20) calendar days after the giving of Notice, each Investor may elect to purchase, at the price and on the terms specified in the Notice, up to that portion of such Shares that equals (i) the number of shares of Common Stock issued and held, or issuable (directly or indirectly) upon conversion or exercise of the equity of the Company then held by such Investor bears to (ii) the total number of issued shares of Common Stock of the Company, on an as converted basis then outstanding (“Pro-Rata Amount”). The Company shall promptly, in writing, inform each Investor that elects to purchase all the Shares available to it (a “Fully-Exercising Investor”) of any other Investor’s failure to do likewise. During the ten (10) day period commencing after such information is given, each Fully-Exercising Investor may, by written notice to the Company elect to purchase up to that portion of the Shares for which Investors were entitled to subscribe, but which were not subscribed for by such Investors, that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable (directly or indirectly) upon conversion or exercise of the equity of the Company then held by such Investor bears to the total number of shares of Common Stock issued and held, or issuable (directly or indirectly) upon conversion or exercise of the equity of the Company then held by all Fully-Exercising Investors who wish to purchase some of the unsubscribed Shares. The closing of any sale pursuant to this subsection 2.4(b) shall occur within the later of ninety (90) days after the date that the Notice is given and the date of initial sale of new Shares pursuant to subsection 2.4(c).

(c) The Company may, during the sixty (60) day period following the expiration of the period provided in subsection 2.4(b) hereof, offer and sell the remaining unsubscribed portion of such Shares to any person or persons at an amount equal to or greater than the price, and upon terms no more favorable to the offeree than those, specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within twenty (20) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

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(d) The right of first offer in this Section 2.4 shall not be applicable to (i) Excluded Securities, as defined in the Restated Certificate, set forth in Subsections 4(d)(i)(B)(1)-(8) of Article IV(B) of the Restated Certificate and (ii) the issuance and sale of Series D Preferred Stock pursuant to the Purchase Agreement. In addition to the foregoing, the right of first offer in this Section 2.4 shall not be applicable with respect to any Investor in an offering of Shares if (A) at the time of such offering, the Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) of the Act and (B) such offering of Shares is otherwise being offered only to accredited investors.

(e) The rights provided in this Section 2.4 may be assigned and transferred by any Investor and shall be linked to the Preferred Stock.

(f) The covenants set forth in this Section 2.4 shall terminate and be of no further force or effect upon the consummation of (i) the Initial Offering or (ii) a Liquidation Event, as that term is defined in the Restated Certificate.

2.5 Observer Rights.

(a) As long as the Group A Investors hold fifty percent (50%) of the shares of Series A Preferred Stock originally purchased by them (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof), the Company shall invite a representative of Group A Investors (the “Group A Observer”) to attend all regularly scheduled meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that the Group A Observer’s Rights under this Section 2.5(a) shall be subject to the limitations of Section 2.5(d) hereof.

(b) As long as the Group B Investors hold fifty percent (50%) of the shares of Series A Preferred Stock originally purchased by them (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof), the Company shall invite a representative of Group B Investors, initially Norman Godinho (the “Group B Observer”), to attend all regularly scheduled meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that the Group B Observer’s Rights under this Section 2.5(b) shall be subject to the limitations of Section 2.5(d) hereof.

(c) In the event that Casey Morrison is not a member of the Company’s Board of Directors, the Company shall invite Casey Morrison (the “Founder Observer”) to attend all regularly scheduled meetings of its Board of Directors in a nonvoting observer capacity for as long as he remains an employee or consultant of the Company and holds at least fifty percent (50%) of the Common Stock held by him as of the date hereof (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof). The Company will provide the Founder Observer with copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that the Founder Observer’s rights under this Section 2.5(c) shall be subject to the limitations of Section 2.5(d) hereof.

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(d) Notwithstanding anything herein to the contrary, the rights of each of the Group A Observer, the Group B Observer, and the Founder Observer shall each be subject to such observer agreeing to holding in confidence and trust all information so provided, except to the extent otherwise required by law and any other regulatory process to which the Group A Investors, the Group B Investors, or the Founder Observer is subject. Notwithstanding anything herein to the contrary, the Company reserves the right to withhold any information and to exclude any observer designated pursuant to this Section 2.5 from any meeting or portion thereof if such observer’s access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel, result in disclosure of trade secrets or confidential information or result in a conflict of interest.

2.6 Reserved.

2.7 Publicity. The Company shall not use any of the names of the Group A Investors in any manner, context or format (including reference on or links to websites, press releases, etc.), without such party’s prior approval.

2.8 Termination of Covenants. The covenants set forth in this Section 2 (other than those set forth in Sections 2.3, 2.9 and 2.13) shall terminate and be of no further force or effect upon the earlier to occur of (a) the consummation of the Initial Offering, or (b) the consummation of a Liquidation Event, as that term is defined in the Restated Certificate. Notwithstanding the foregoing, the covenants set forth in Section 2.5 hereof may terminate earlier in accordance with its express terms.

2.9 Indemnification. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board of Directors by an Investor that is a venture capital fund (each a “Fund Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by such Investor and certain of its affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Fund Director are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Fund Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Fund Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Fund Director to the extent legally permitted and as required by the Restated Certificate or Bylaws of the Company (or any agreement between the Company and such Fund Director), without regard to any rights such Fund Director may have against the Fund Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of any such Fund Director with respect to any claim for which such Fund Director has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Fund Director against the Company.

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2.10 Board Committees. Any committee or subcommittee of the Board of Directors shall include each Preferred Director, unless any non-participation by such Preferred Director in respect of such committee or subcommittee is agreed to in advance by such Preferred Director.

2.11 Business Plan. The management of the Company shall establish annually a business plan and budget for the Company (the “Annual Budget”), in consultation with the Board of Directors. The Annual Budget for the following year shall be submitted to the Board of Directors for its approval at least thirty (30) days prior to the first day of the year covered by such Annual Budget (or such later date as shall be unanimously approved by the Board of Directors). The Annual Budget may be modified from time to time with the approval of the Board of Directors.

2.12 Options to Employees. Unless otherwise approved by the Board of Directors, including all of the Preferred Directors, all future employees and consultants of the Company who purchase, receive options to purchase, or receive awards of shares of the Company’s capital stock after the date hereof shall be required to execute restricted stock or option agreements, as applicable, providing for (i) vesting of shares over a minimum period of four (4) years, with the first twenty-five percent (25%) of such shares vesting following twelve (12) months of continued employment or service, and the remaining shares vesting in equal monthly installments over the following thirty-six (36) months, and (ii) a market stand-off provision at least as restrictive as that in Section 1.13. In addition, unless otherwise approved by the Board of Directors, including all of the Preferred Directors, the Company shall retain a “right of first refusal” on employee transfers until the Company’s Initial Offering and shall have the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock.

2.13 Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other person or otherwise consummates a Liquidation Event (as such term is defined in the Restated Certificate) and is not the continuing or surviving corporation or entity of such consolidation or merger or Liquidation Event, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, its Restated Certificate, or elsewhere, as the case may be.

3. Miscellaneous.

3.1 Governing Law; Jurisdiction. This Agreement and any controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law. The parties hereby irrevocably and unconditionally submit to the jurisdiction of the federal and state courts located within the geographic boundaries of the United States District Court for the Northern District of California and agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the federal and state courts located within the geographic boundaries of the United States District Court for the Northern District of California.

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3.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.3 Counterparts; Facsimile. This Agreement may be executed and delivered by facsimile or other electronic signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered by facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5 Notices.

(a) General. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) with respect to U.S. persons, five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (iv) upon receipt if sending through a recognized courier with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth on Exhibit A or the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 3.5). If notice is given to the Company, a copy (not constituting notice) shall also be sent to Goodwin Procter LLP, 601 Marshall Street, Redwood City, CA 94063, Attention: Heidi Mayon; if notice is given to an Investor holding shares of Series A Preferred Stock, a copy (not constituting notice) shall also be sent to Yigal Arnon & Co., 1 Azrieli Center, 46th Floor, Tel Aviv, Israel, 6702101, attn. Orly Tsioni .

(b) Consent to Electronic Notice. Each Investor consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at the electronic mail address set forth below such Investor’s name on Schedule A hereto, as updated from time to time by notice to the Company, or as on the books of the Company. Each Investor agrees to promptly notify the Company of any change in its electronic mail address, and that failure to do so shall not affect the foregoing.

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3.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor Consent. Any amendment or waiver effected in accordance with this section shall be binding upon each holder of any Registrable Securities, each future holder of all such securities, and the Company. Notwithstanding the foregoing, no consent shall be necessary to add additional persons that purchase Series D Preferred Stock of the Company as Investors under the Purchase Agreement. The “Investor Consent” means the affirmative vote or written consent of Investors holding at least 60% of the shares of Common Stock issuable or issued upon conversion of shares of Preferred Stock. Notwithstanding the foregoing, this Agreement may not be amended, modified or terminated and the observance of any term hereof may not be waived with respect to any Fidelity Investor (as defined below) without the written consent of the Fidelity Investors holding a majority of the Registrable Securities held by the Fidelity Investors, unless such amendment, modification, termination, or waiver applies to all Investors in the same fashion.

3.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

3.8 Aggregation of Stock. All Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

3.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default previously or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

3.10 Entire Agreement. This Agreement (including the Exhibits hereto), the Purchase Agreement, the Restated Certificate and the other Ancillary Agreements, as defined in the Purchase Agreement, constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled. Upon the effectiveness of this Agreement, the Prior Agreement shall be deemed amended and restated to read in its entirety as set forth in this Agreement.

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3.11 Massachusetts Business Trust. A copy of the Agreement and Declaration of Trust of each Fidelity Investor or any Affiliate thereof is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Agreement has been executed on behalf of the trustees of such Fidelity Investor or any Affiliate thereof as trustees and not individually and that the obligations of this Agreement are not binding on any of the trustees, officers or stockholders of such Fidelity Investor or any Affiliate thereof individually but are binding only upon such Fidelity Investor or any Affiliate thereof and its assets and property. “Fidelity Investors” means the Investors that are advisory or sub-advisory clients of Fidelity Management & Research Company LLC and any successor or affiliated registered investment adviser.

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IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

ASTERA LABS, INC.

By:	/s/ Jitendra Mohan
Jitendra Mohan,
Chief Executive Officer

Address:	2901 Tasman Drive, Suite 204
Santa Clara, CA 95054

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

GROUP A INVESTORS:

SZILAGYI FAMILY TRUST

By:	/s/ Gary Szilagyi
Name:	Gary Szilagyi
Title:	Trustee

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

GROUP A INVESTORS:

/s/ Adv. Orly Tsioni
ADV. ORLY TSIONI

/s/ Adv. Orly Tsioni
ADV. ORLY TSIONI

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

GROUP A INVESTORS: ALBA 2003 LIVING TRUST

By:	/s/ Manuel Alba
Name:	Manuel Alba
Title:	Trustee

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

GROUP A INVESTORS:

MAR 2011 CHILDREN’S TRUST

By:	/s/ Manuel Alba
Name:	Manuel Alba
Title:	Trustee

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

GROUP A INVESTORS:

CASA ALAMEDA 2007, LLC

By:	/s/ Manuel Alba
Name:	Manuel Alba
Title:	Manager

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

GROUP A INVESTORS:

/s/ Avigdor Willenz
AVIGDOR WILLENZ

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

GROUP A INVESTORS:

THE EDWARD AND LOURDES RODRIGUEZ 1999 TRUST

By:	/s/ Edward Rodriguez
Name:	Edward Rodriguez
Title:	Trustee

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

GROUP B INVESTORS:

Michael T Tate and Jeanne Larue Tate as Trustees of the Tate 1997 Living Trust Dated April 24, 1997

By:	/s/ Michael T Tate
Name:	Michael T Tate
Title:	Trustee

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

GROUP B INVESTORS:

Zoom Ventures LLC

By:	/s/ Roland Cortes
Name:	Alyona Federova
Title: Managing Member, InvestRight, LLC (Managing Member of Zoom Ventures LLC)

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

GROUP B INVESTORS:

Christopher J. O’Reilly Revocable Trust

By:	/s/ Roland Cortes
Name:	Christopher J. O’Reilly
Title:	Trustee

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

GROUP B INVESTORS:

Korgav Family Trust UAD 10/2/1989, Ibrahim and Sandra L. Korgav, Trustees

By:	/s/ Roland Cortes
Name:	Ibrahim Korgav
Title:	Trustee

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

GROUP B INVESTORS:

Mozafar Maghsoudnia and Nikoo Iravani, Trustees of the Maghsoudnia Family 2015 Trust

By:	/s/ Roland Cortes
Name:	Mozafar Maghsoudnia
Title:	Trustee

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

GROUP B INVESTORS:

Stefanos Sidiropoulos and Eleni Tsakmaki, JTWROS

By:	/s/ Roland Cortes
Name:	Stefanos Sidiropoulos

By:	/s/ Roland Cortes
Name:	Eleni Tsakmaki

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

GROUP B INVESTORS:

Michael E. and Yuki M.F. Ichiriu Family Trust, Michael E. Ichiriu, Trustee

By:	/s/ Roland Cortes
Name:	Michael E. Ichiriu
Title:	Trustee

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

GROUP B INVESTORS:

Cortes Family Revocable Trust DTD April 25, 2012, Roland and Kimberly Cortes, Trustees

By:	/s/ Roland Cortes
Name:	Roland Cortes
Title:	Trustee

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

GROUP B INVESTORS:

Kelvin Khoo and Susanne Wong, Trustees of the Khoo Family Living Trust Dated April 8, 2014

By:	/s/ Roland Cortes
Name:	Kelvin Khoo
Title:	Trustee

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

GROUP B INVESTORS:

Michael Lambert Trust U/T/D 3/1/93

By:	/s/ Roland Cortes
Name:	Michael Lambert
Title:	Trustee

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

GROUP B INVESTORS:

Hiroyuki Wada

/s/ Roland Cortes

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

GROUP B INVESTORS:

Ryusuke Rick Murayama

/s/ Roland Cortes

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

GROUP B INVESTORS:

Sujan Patel

/s/ Roland Cortes

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

GROUP B INVESTORS:

Grace Czimarik 1998 Charitable Remainder Unitrust, established August 19, 1998, doing business as GLOBALLINK 1 CAPITAL LLC, Richard A. Jankov successor sole trustee

By:	/s/ Roland Cortes
Name:	Richard A. Jankov
Title:	Successor Sole Trustee

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

GROUP B INVESTORS:

THE GODINHO FAMILY REVOCABLE LIVING TRUST

By:	/s/ Norman Godinho
Name:	Norman Godinho
Title:	Trustee

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

MOHAN & SAMANT LIVING TRUST DATED 3/29/2022

By:	/s/ Jitendra Mohan
Name:	Jitendra Mohan
Title:	Co-Trustee

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

NAVAD TRUST DATED NOVEMBER 1, 2012

By:	/s/ Gajendra Sanjay Akkasalamakki
Name:	Gajendra Sanjay Akkasalamakki
Title:	Trustee

By:	/s/ Roopa Nayak
Name:	Roopa Nayak
Title:	Trustee

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

/s/ Casey Morrison
CASEY MORRISON

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

ATREIDES FOUNDATION MASTER FUND LP
By: Atreides Foundation Fund GP, LLC, its General Partner

By:	/s/ David Finn
Name:	David Finn
Title:	Chief Financial Officer

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

INTEL CAPITAL CORPORATION

By:	/s/ Abhay Gadkari
Name:	Abhay Gadkari
Title:	Authorized Signatory

Legal OK

/s/ Edward Vermeer
Edward Vermeer
Assoc General Counsel
5.16.22

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Fidelity Select Portfolios: Select Semiconductors Lead Sub

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Fidelity Advisor Series VII: FA Semiconductors Lead Sub

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Fidelity Advisor Series VII: Fidelity Advisor Technology Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Variable Insurance Products Fund IV: VIP Technology Portfolio

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Fidelity Growth Company Commingled Pool
By: Fidelity Management Trust Company, as Trustee

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Fidelity Mt. Vernon Street Trust : Fidelity Growth Company K6 Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Variable Insurance Products Fund III: VIP Balanced Portfolio - Information Technology Sub

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Fidelity Advisor Series I: Fidelity Advisor Balanced Fund - Information Technology Sub

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Fidelity Puritan Trust: Fidelity Balanced K6 Fund - Information Technology Sub-portfolio

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Fidelity Puritan Trust: Fidelity Balanced Fund - Information Technology Sub

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Fidelity Devonshire Trust: Fidelity Series All- Sector Equity Fund - Information Technology Sub

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Fidelity Select Portfolios: Select Technology Portfolio

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

FIDELITY SPECIAL SITUATIONS FUND
By: its manager Fidelity Investments Canada ULC

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Fidelity Global Innovators Investment Trust
By: its manager Fidelity Investments Canada ULC

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Fidelity Securities Fund: Fidelity Blue Chip Growth Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Fidelity Blue Chip Growth Commingled Pool
By: Fidelity Management Trust Company, as Trustee

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Fidelity Securities Fund: Fidelity Flex Large
Cap Growth Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Fidelity Securities Fund: Fidelity Blue Chip Growth K6 Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Fidelity Blue Chip Growth Institutional Trust By its manager Fidelity Investments Canada ULC

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

FIAM Target Date Blue Chip Growth Commingled Pool
By: Fidelity Institutional Asset Management Trust Company as Trustee

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Fidelity Canadian Growth Company Fund by its manager Fidelity Investments Canada ULC

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

SUTTER HILL VENTURES, A CALIFORNIA LIMITED PARTNERSHIP

By:	Sutter Hill Ventures, L.L.C.
Its:	General Partner

By:	/s/ Stefan Dyckerhoff
Name:	Stefan Dyckerhoff
Title:	Managing Director

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

SHM INVESTMENTS, LLC

By:	Sutter Hill Management Company, L.L.C.
Its:	Manager

By:	/s/ Kanwalpreet S. Kalra
Name:	Kanwalpreet S. Kalra
Title:	Director of Finance

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

ROOSTER PARTNERS, L.P.

By:	/s/ Kanwalpreet Kalra
Tench Coxe, Trustee of The Coxe Revocable Trust U/A/D 4/23/98,
General Partner
By Kanwalpreet Kalra
Under Power of Attorney

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

JAMES N. WHITE AND PATRICIA A. O’BRIEN, CO-TRUSTEES OF THE WHITE REVOCABLE TRUST U/A/D 4/3/97

By:	/s/ Kanwalpreet Kalra
James N. White, Trustee
By Kanwalpreet Kalra
Under Power of Attorney

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

ANDREW T. SHEEHAN AND NICOLE J. SHEEHAN AS TRUSTEES OF SHEEHAN 2003 TRUST

By:	/s/ Kanwalpreet Kalra
Andrew T. Sheehan, Trustee
By Kanwalpreet Kalra
Under Power of Attorney

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

MICHAEL L. SPEISER, TRUSTEE OF THE MICHAEL L. SPEISER REVOCABLE TRUST U/A/D 2/18/2020

By:	/s/ Kanwalpreet Kalra
Michael L. Speiser, Trustee
By Kanwalpreet Kalra
Under Power of Attorney

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

MARY ELIZABETH SPEISER, TRUSTEE OF THE MARY ELIZABETH SPEISER REVOCABLE TRUST U/A/D 3/22/2017

By:	/s/ Kanwalpreet Kalra
Mary E. Speiser, Trustee
By Kanwalpreet Kalra
Under Power of Attorney

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

STEFAN A. DYCKERHOFF AND WENDY G. DYCKERHOFF-JANSSEN, CO-TRUSTEES OF
BEAR CREEK TRUST U/A/D 8/30/2001

By:	/s/ Kanwalpreet Kalra
Stefan A. Dyckerhoff, Trustee
By Kanwalpreet Kalra
Under Power of Attorney

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

SAMUEL J. PULLARA III AND LUCIA CHOI PULLARA, CO-TRUSTEES OF THE PULLARA REVOCABLE TRUST U/A/D 8/21/13

By:	/s/ Kanwalpreet Kalra
Samuel J. Pullara III, Trustee
By Kanwalpreet Kalra
Under Power of Attorney

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

CHRISTOPHER J. BASSO AND JULIE BASSO, TRUSTEES OF CHRISTOPHER AND JULIE BASSO REVOCABLE LIVING TRUST U/A/D JANUARY 9, 2015

By:	/s/ Kanwalpreet Kalra
Christopher J. Basso, Trustee
By Kanwalpreet Kalra
Under Power of Attorney

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

BRIAN J. BLOND AND JUDY BLOND, TRUSTEES OF THE BLOND 2007 REVOCABLE TRUST DATED JULY 10, 2007

By:	/s/ Kanwalpreet Kalra
Brian J. Blond, Co-Trustee
By Kanwalpreet Kalra
Under Power of Attorney

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

WILLIAM E. BULL AND KIMBERLY D. BULL, CO-TRUSTEES OF THE BULL REVOCABLE TRUST U/A/D MARCH 31, 2021

By:	/s/ Kanwalpreet Kalra
William E. Bull, Trustee
By Kanwalpreet Kalra
Under Power of Attorney

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

DAVID A. WEIPER, TRUSTEE OF DAVID A. WEIPER TRUST

By:	/s/ Kanwalpreet Kalra
David A. Weiper, Trustee
By Kanwalpreet Kalra
Under Power of Attorney

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

CHAD PEETS AND CARI JEAN PEETS, TRUSTEES OF THE 2005 PEETS FAMILY TRUST DATED: NOVEMBER 15, 2005

By:	/s/ Kanwalpreet Kalra
Chad Peets, Trustee
By Kanwalpreet Kalra
Under Power of Attorney

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

TENCH COXE AND SIMONE OTUS COXE, CO-TRUSTEES OF THE COXE REVOCABLE TRUST U/A/D 4/23/98

By:	/s/ Kanwalpreet Kalra
Tench Coxe, Trustee
By Kanwalpreet Kalra
Under Power of Attorney

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

ROSETIME PARTNERS L.P.

By:	/s/ Kanwalpreet Kalra
James N. White, Trustee of The White Revocable Trust U/A/D 4/3/97,
General Partner
By Kanwalpreet Kalra
Under Power of Attorney

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

CHATTER PEAK PARTNERS, L.P.

By:	/s/ Kanwalpreet Kalra
Michael L. Speiser, Trustee of Speiser Trust U/A/D 7/19/06,
General Partner
By Kanwalpreet Kalra
Under Power of Attorney

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

By:	/s/ Kanwalpreet Kalra
BRIAN J. BLOND
By Kanwalpreet Kalra
Under Power of Attorney

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

PATRICK ANDREW CHEN AND YU-YING CHIU CHEN AS TRUSTEES OF PATRICK AND YING CHEN 2001 LIVING TRUST DATED 3/17/01

By:	/s/ Kanwalpreet Kalra
Yu-Ying Chiu Chen, Trustee
By Kanwalpreet Kalra
Under Power of Attorney

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

BARBARA NISS, TRUSTEE OF BARBARA NISS 2013 REVOCABLE TRUST DATED DECEMBER 18, 2013

By:	/s/ Kanwalpreet Kalra
Barbara Niss, Trustee
By Kanwalpreet Kalra
Under Power of Attorney

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

PATRICIA TOM, TRUSTEE OF PATRICIA TOM LIVING TRUST DATED APRIL 15, 2019

By:	/s/ Kanwalpreet Kalra
Patricia Tom, Trustee
By Kanwalpreet Kalra
Under Power of Attorney

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

MICHAEL L. SPEISER AND MARY ELIZABETH SPEISER, CO-TRUSTEES OF SPEISER TRUST U/A/D 7/19/06

By:	/s/ Kanwalpreet Kalra
Michael L. Speiser, Trustee
By Kanwalpreet Kalra
Under Power of Attorney

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

THE FLOWERS, L.P

By:	/s/ Kanwalpreet Kalra
Stefan A. Dyckerhoff, Trustee of Bear Creek Trust U/A/D 8/30/2001,
General Partner
By Kanwalpreet Kalra
Under Power of Attorney

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Principal Trust Company FBO SHV PROFIT SHARING PLAN FBO DIVANNY I. LAMAS

/s/ Todd Noetzelmann

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Principal Bank, FBO DIANE J. NAAR ROTH IRA

/s/ Todd Noetzelmann

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

PRINCIPAL BANK, FBO YU-YING CHEN ROTH IRA

/s/ Todd Noetzelmann

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

PRINCIPAL BANK, FBO BARBARA NISS ROTH IRA

/s/ Todd Noetzelmann

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Principal Bank, FBO Tench Coxe Roth IRA

/s/ Todd Noetzelmann

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Principal Bank, FBO Andrew T. Sheehan Roth IRA

/s/ Todd Noetzelmann

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Principal Trust Company, FBO SHV Profit Sharing Plan FBO Stefan A. Dyckerhoff

/s/ Todd Noetzelmann

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Principal Bank, FBO Stefan A. Dyckerhoff Roth IRA

/s/ Todd Noetzelmann

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Principal Trust, Company, FBO SHV Profit Sharing Plan FBO Samuel J. Pullara III

/s/ Todd Noetzelmann

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Principal Bank, FBO Samuel J. Pullara III Roth IRA

/s/ Todd Noetzelmann

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Principal Trust Company, FBO SHV Profit Sharing Plan FBO Christopher J. Basso (Rollover)

/s/ Todd Noetzelmann

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Principal Trust Company, FBO SHV Profit Sharing Plan FBO Diane J. Naar

/s/ Todd Noetzelmann

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Principal Trust Company, FBO SHV Profit Sharing Plan FBO Barbara Niss

/s/ Todd Noetzelmann

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

OTHER INVESTORS:

Principal Trust Company, FBO SHV Profit Sharing Plan FBO Andrew T. Sheehan

/s/ Todd Noetzelmann

SIGNATURE PAGE TO ASTERA LABS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

Schedule A

Schedule of Investors

A-2